                     -------------------------------------------
                     -------------------------------------------




                           AMENDED AND RESTATED DECLARATION

                                       OF TRUST



                               FLEETWOOD CAPITAL TRUST

                            Dated as of February 10, 1998



                     -------------------------------------------
                     -------------------------------------------

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                      ARTICLE I
                            INTERPRETATION AND DEFINITIONS
SECTION 1.1    Definitions . . . . . . . . . . . . . . . . . . . . . . . . .  2

                                      ARTICLE II
                                 TRUST INDENTURE ACT

SECTION 2.1    Trust Indenture Act; Application. . . . . . . . . . . . . . . 10
SECTION 2.2    Lists of Holders of Securities. . . . . . . . . . . . . . . . 10
SECTION 2.3    Reports by the Property Trustee . . . . . . . . . . . . . . . 11
SECTION 2.4    Periodic Reports to Property Trustee. . . . . . . . . . . . . 11
SECTION 2.5    Evidence of Compliance with Conditions Precedent. . . . . . . 11
SECTION 2.6    Event of Default; Waiver. . . . . . . . . . . . . . . . . . . 11
SECTION 2.7    Event of Default; Notice. . . . . . . . . . . . . . . . . . . 13

                                     ARTICLE III
                                     ORGANIZATION

SECTION 3.1    Name. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
SECTION 3.2    Office. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
SECTION 3.3    Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
SECTION 3.4    Authority . . . . . . . . . . . . . . . . . . . . . . . . . . 15
SECTION 3.5    Title to Property of the Trust. . . . . . . . . . . . . . . . 15
SECTION 3.6    Powers and Duties of the Regular Trustees . . . . . . . . . . 15
SECTION 3.7    Prohibition of Actions by the Trust and the Trustees. . . . . 19
SECTION 3.8    Legal Title to the Debentures.. . . . . . . . . . . . . . . . 20
SECTION 3.9    Certain Duties and Responsibilities of the Property Trustee . 23
SECTION 3.10   Certain Rights of Property Trustee. . . . . . . . . . . . . . 25
SECTION 3.11   Delaware Trustee. . . . . . . . . . . . . . . . . . . . . . . 27
SECTION 3.12   Execution of Documents. . . . . . . . . . . . . . . . . . . . 28
SECTION 3.13   Not Responsible for Recitals or Issuance of Securities. . . . 28
SECTION 3.14   Duration of Trust . . . . . . . . . . . . . . . . . . . . . . 28
SECTION 3.15   Mergers . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

                                      ARTICLE IV
                                       SPONSOR

SECTION 4.1    Sponsor's Purchase of Common Securities . . . . . . . . . . . 30
SECTION 4.2    Responsibilities of the Sponsor . . . . . . . . . . . . . . . 30


                                      ARTICLE V
                                       TRUSTEES

SECTION 5.1    Number of Trustees. . . . . . . . . . . . . . . . . . . . . . 31
SECTION 5.2    Delaware Trustee. . . . . . . . . . . . . . . . . . . . . . . 32
SECTION 5.3    Property Trustee; Eligibility . . . . . . . . . . . . . . . . 32
SECTION 5.4    Qualifications of Regular Trustees and Delaware
               Trustee Generally . . . . . . . . . . . . . . . . . . . . . . 33
SECTION 5.5    Initial Trustees. . . . . . . . . . . . . . . . . . . . . . . 33
SECTION 5.6    Appointment, Removal and Resignation of Trustees. . . . . . . 34
SECTION 5.7    Vacancies Among Trustees. . . . . . . . . . . . . . . . . . . 35
SECTION 5.8    Effect of Vacancies . . . . . . . . . . . . . . . . . . . . . 35
SECTION 5.9    Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . . 36
SECTION 5.10   Delegation of Power . . . . . . . . . . . . . . . . . . . . . 36
SECTION 5.11   Merger, Conversion, Consolidation or Succession
               to Business . . . . . . . . . . . . . . . . . . . . . . . . . 37

                                      ARTICLE VI
                                    DISTRIBUTIONS

SECTION 6.1    Distributions . . . . . . . . . . . . . . . . . . . . . . . . 37

                                     ARTICLE VII
                                ISSUANCE OF SECURITIES

SECTION 7.1    General Provisions Regarding Securities . . . . . . . . . . . 37
SECTION 7.2    Execution and Authentication. . . . . . . . . . . . . . . . . 38
SECTION 7.3    Form and Dating . . . . . . . . . . . . . . . . . . . . . . . 39
SECTION 7.4    Registrar . . . . . . . . . . . . . . . . . . . . . . . . . . 41
SECTION 7.5    Paying Agent to Hold Money in Trust . . . . . . . . . . . . . 42
SECTION 7.6    [reserved]. . . . . . . . . . . . . . . . . . . . . . . . . . 42
SECTION 7.7    Replacement Securities. . . . . . . . . . . . . . . . . . . . 42
SECTION 7.8    Outstanding Preferred Securities. . . . . . . . . . . . . . . 43
SECTION 7.9    Preferred Securities in Treasury. . . . . . . . . . . . . . . 43
SECTION 7.10   Temporary Securities. . . . . . . . . . . . . . . . . . . . . 43
SECTION 7.11   Cancellation. . . . . . . . . . . . . . . . . . . . . . . . . 44

                                     ARTICLE VIII
                         DISSOLUTION AND TERMINATION OF TRUST

SECTION 8.1    Dissolution and Termination of Trust. . . . . . . . . . . . . 45


                                      ARTICLE IX
                                TRANSFER AND EXCHANGE

SECTION 9.1    General . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
SECTION 9.2    Transfer Procedures and Restrictions. . . . . . . . . . . . . 47
SECTION 9.3    Deemed Security Holders . . . . . . . . . . . . . . . . . . . 56
SECTION 9.4    Book Entry Interests. . . . . . . . . . . . . . . . . . . . . 57
SECTION 9.5    Notices to the Depositary.. . . . . . . . . . . . . . . . . . 57
SECTION 9.6    Appointment of Successor Depositary.. . . . . . . . . . . . . 58


                                      ARTICLE X
                              LIMITATION OF LIABILITY OF
                      HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1   Liability . . . . . . . . . . . . . . . . . . . . . . . . . . 58
SECTION 10.2   Exculpation . . . . . . . . . . . . . . . . . . . . . . . . . 58
SECTION 10.3   Fiduciary Duty. . . . . . . . . . . . . . . . . . . . . . . . 59
SECTION 10.4   Indemnification . . . . . . . . . . . . . . . . . . . . . . . 60
SECTION 10.5   Outside Businesses. . . . . . . . . . . . . . . . . . . . . . 61

                                      ARTICLE XI
                                      ACCOUNTING

SECTION 11.1   Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . 61
SECTION 11.2   Certain Accounting Matters. . . . . . . . . . . . . . . . . . 61
SECTION 11.3   Banking . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
SECTION 11.4   Withholding . . . . . . . . . . . . . . . . . . . . . . . . . 62

                                     ARTICLE XII
                               AMENDMENTS AND MEETINGS

SECTION 12.1   Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . 63
SECTION 12.2   Meetings of the Holders of Securities; Action by Written
               Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . 66

                                     ARTICLE XIII
               REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1   Representations and Warranties of Property Trustee. . . . . . 67
SECTION 13.2   Representations and Warranties of Delaware Trustee. . . . . . 68

                                     ARTICLE XIV
                                 REGISTRATION RIGHTS

SECTION 14.1   Registration Rights . . . . . . . . . . . . . . . . . . . . . 69

                                      ARTICLE XV
                                    MISCELLANEOUS

SECTION 15.1   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
SECTION 15.2   Governing Law . . . . . . . . . . . . . . . . . . . . . . . . 71
SECTION 15.3   Intention of the Parties. . . . . . . . . . . . . . . . . . . 72
SECTION 15.4   Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . 72
SECTION 15.5   Successors and Assigns. . . . . . . . . . . . . . . . . . . . 73
SECTION 15.6   Partial Enforceability. . . . . . . . . . . . . . . . . . . . 73
SECTION 15.7   Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . 73

ANNEX I        -    Terms of Securities
EXHIBIT A-1    -    Form of Preferred Security
EXHIBIT A-2    -    Form of Exchanged Preferred Security
EXHIBIT A-3    -    Form of Common Security

                                CROSS-REFERENCE TABLE*

   Section of
Trust Indenture Act                               Section of
of 1939, as amended                               Declaration
-------------------                               -----------
310(a) .  .  .  .  .  .  .  .  .  .  .  .  .  .   5.3(a)
310(c) .  .  .  .  .  .  .  .  .  .  .  .  .  .   Inapplicable
311(c) .  .  .  .  .  .  .  .  .  .  .  .  .  .   Inapplicable
312(a) .  .  .  .  .  .  .  .  .  .  .  .  .  .   2.2(a)
312(b) .  .  .  .  .  .  .  .  .  .  .  .  .  .   2.2(b)
313 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   2.3
314(a) .  .  .  .  .  .  .  .  .  .  .  .  .  .   2.4
314(b) .  .  .  .  .  .  .  .  .  .  .  .  .  .   Inapplicable
314(c) .  .  .  .  .  .  .  .  .  .  .  .  .  .   2.5
314(d) .  .  .  .  .  .  .  .  .  .  .  .  .  .   Inapplicable
314(f) .  .  .  .  .  .  .  .  .  .  .  .  .  .   Inapplicable
315(a) .  .  .  .  .  .  .  .  .  .  .  .  .  .   3.9(b)
315(c) .  .  .  .  .  .  .  .  .  .  .  .  .  .   3.9(a)
315(d) .  .  .  .  .  .  .  .  .  .  .  .  .  .   3.9(a)
316(a) .  .  .  .  .  .  .  .  .  .  .  .  .  .   Annex I
316(c) .  .  .  .  .  .  .  .  .  .  .  .  .  .   3.6(e)

-------------------

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                                 AMENDED AND RESTATED
                                 DECLARATION OF TRUST
                                          OF
                               FLEETWOOD CAPITAL TRUST

                                  February 10, 1998

          AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of February 10, 1998, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Fleetwood Enterprises, Inc., a Delaware corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust issued pursuant to this Declaration;

          WHEREAS, certain of the Trustees and the Sponsor established Fleetwood Capital Trust (the "Trust"), a Delaware statutory business trust created under the Business Trust Act, pursuant to a Declaration of Trust dated as of January 16, 1998 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of Delaware on January 16, 1998, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer;

          WHEREAS, as of the date hereof, no interests in the Trust have been issued;

          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, desire to amend and restate each and every term and provision of the Original Declaration; and

          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a Delaware statutory business trust created under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                      ARTICLE I
                            INTERPRETATION AND DEFINITIONS

SECTION 1.1  DEFINITIONS.

             Unless the context otherwise requires:

             (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

             (b) a term defined anywhere in this Declaration has the same meaning throughout;

             (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

             (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

             (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

             (f) a reference to the singular includes the plural and vice versa.

             "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

             "AGENT" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

             "AUTHORIZED OFFICER" of a Person means any Person that is authorized to bind such Person.

             "BOOK ENTRY INTEREST" means a beneficial interest in a global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depositary as described in Section 9.4.

             "BUSINESS DAY" means a day other than (a) a Saturday or Sunday,
(b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed, or (c) a day on which the Property Trustee's corporate trust office or the Debenture Trustee's Corporate Trust Office is closed for business.

             "BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time or any successor legislation.

             "CERTIFICATE" means a certificate in global or definitive form representing a Common Security or a Preferred Security.

             "CLOSING DATE" means February 10, 1998 or any subsequent date on which the sale of Additional Preferred Securities (as defined in the Purchase Agreement) is settled.

             "CODE" means the Internal Revenue Code of 1986, as amended.

             "COMMISSION" means the Securities and Exchange Commission.

             "COMMON SECURITIES" has the meaning set forth in Section 7.1(a).

             "COMMON SECURITIES GUARANTEE" means the guarantee agreement dated as of February 10, 1998, of the Sponsor in respect of the Common Securities.

             "CONVERSION AGENT" has the meaning set forth in Section 7.4.

             "COVERED PERSON" means: (a) any officer, director, trustee, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

             "DEBENTURE ISSUER" means the Sponsor in its capacity as issuer of the Debentures.

             "DEBENTURE TRUSTEE" means The Bank of New York, not in its individual capacity but solely as trustee under the Indenture, until a successor is appointed thereunder, and thereafter means such successor trustee.

             "DEBENTURES" means the 6% Convertible Subordinated Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee.

             "DEFINITIVE PREFERRED SECURITIES" means any Regulation S
Definitive Preferred Security, any Restricted Definitive Preferred Security and any other Preferred Securities in fully registered definitive form issued by the Trust.

             "DELAWARE TRUSTEE" has the meaning set forth in Section 5.2.

             "DEPOSITARY" means The Depository Trust Company.

             "DISSOLUTION TAX OPINION" has the meaning set forth in Section 4(c) of Annex I hereto.

             "DISTRIBUTION" means a distribution payable to Holders of Securities in accordance with Section 6.1.

             "EVENT OF DEFAULT" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

             "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

             "EXCHANGED GLOBAL PREFERRED SECURITY" has the meaning set forth in
Section 9.2(b).

             "FLEETWOOD COMMON STOCK" means the common stock, par value $1.00 per share, of the Sponsor.

             "HOLDER" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

             "INDEMNIFIED PERSON" means (a) any Trustee; (b) any Affiliate of any Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; and (d) any employee or agent of the Trust or its Affiliates.

             "INDENTURE" means the Indenture dated as of February 10, 1998, between the Debenture Issuer and The Bank of New York, not in its individual capacity but solely as Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

             "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act.

             "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

             "INVESTMENT COMPANY EVENT" means the Regular Trustees shall have obtained an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, which change is enacted, promulgated, issued or becomes effective on or after the date of the Offering Memorandum (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an investment company which is required to be registered under the Investment Company Act.

             "LEGAL ACTION" has the meaning set forth in Section 3.6(g).

             "MINISTERIAL ACTION" has the meaning set forth in the terms of the Securities as set forth in Annex I.

             "MAJORITY IN LIQUIDATION AMOUNT OF THE PREFERRED SECURITIES" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Holder(s) of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

             "NO RECOGNITION OPINION" has the meaning set forth in paragraph 4 of Annex I.

             "OFFERING MEMORANDUM" means the confidential offering memorandum, dated as of February 4, 1998, relating to the issuance by the Trust of the Preferred Securities.

             "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                   (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

                   (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

                   (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                   (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

             "PARTICIPANTS" has the meaning set forth in Section 7.3(b).

             "PAYING AGENT" has the meaning set forth in Section 7.4.

             "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

             "PREFERRED SECURITIES" has the meaning set forth in Section
7.1(a).

             "PREFERRED SECURITIES GUARANTEE" means the guarantee agreement dated as of February 10, 1998, of the Sponsor in respect of the Preferred Securities.

             "PREFERRED SECURITY BENEFICIAL OWNER" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

             "PROPERTY TRUSTEE" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

             "PROPERTY TRUSTEE ACCOUNT" has the meaning set forth in Section 3.8(c).

             "PURCHASE AGREEMENT" shall have the meaning set forth in Section 7.3(a).

             "QUORUM" means a majority of the Regular Trustees or, if there are only one or two Regular Trustees, all of the Regular Trustees.

             "REDEMPTION TAX OPINION" has the meaning set forth in paragraph 4 of Annex I.

             "REGISTRAR" has the meaning set forth in Section 7.4.

             "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated February 10, 1998, among the Sponsor, the Trust, and the Initial Purchaser named in the Purchase Agreement.

             "REGULAR TRUSTEE" means any Trustee other than the Property Trustee, the Guarantee Trustee, the Debenture Trustee and the Delaware Trustee.

             "REGULATION S DEFINITIVE PREFERRED SECURITY" has the meaning set forth in Section 7.3(c).

             "RELATED PARTY" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

             "RESPONSIBLE OFFICER" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

             "RESTRICTED DEFINITIVE PREFERRED SECURITY" has the meaning set forth in Section 7.3(c).

             "RESTRICTED PERIOD" means the one-year period following the last issue date for the Preferred Securities (including Preferred Securities issued to cover over-allotments and Common Securities issued in connection with related capital contributions). The Sponsor shall inform the Trustee as to the termination of the restricted period and the Trustee may rely conclusively thereon.

             "RESTRICTED PREFERRED SECURITIES" shall include the Regulation S Definitive Preferred Securities, the Restricted Definitive Preferred Securities and the Rule 144A Global Preferred Securities.

             "RESTRICTED SECURITY LEGEND" has the meaning set forth in Section 9.2(j).

             "RULE 144A GLOBAL PREFERRED SECURITY" has the meaning set forth in
Section 7.3(a).

             "SECURITIES" means the Common Securities and the Preferred Securities.

             "SECURITIES ACT" means the Securities Act of 1933, as amended.

             "SECURITIES CUSTODIAN" means the custodian with respect to the Rule 144A Global Preferred Security and any other Preferred Security in global form.


             "SHELF REGISTRATION STATEMENT" has the meaning set forth in
Section 14.1.

             "66-2/3% IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as otherwise provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of Preferred Securities or Holder(s) of outstanding Common Securities voting separately as a class, representing at least 66 2/3% of the aggregate stated liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

             "SPONSOR" means Fleetwood Enterprises, Inc., a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

             "SUPER MAJORITY" has the meaning set forth in Section 2.6(a)(ii).

             "TAX EVENT" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court or governmental or regulatory agency or authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination) or (c) any official interpretation or pronouncement by any legislative body, court or governmental or regulatory agency or authority that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced, in each case, on or after the date of the Offering Memorandum, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges or (iii) interest (including original issue discount) payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Debenture Issuer for United States federal income tax purposes on a current accrual basis (by reason of deferral, disallowance or otherwise).

             "10% IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as otherwise provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Holder(s) of outstanding Common Securities, voting separately as a class, representing 10% of the aggregate stated liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

             "TREASURY REGULATIONS" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).


             "TRUSTEE" or "TRUSTEES" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

             "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended.

             "UNRESTRICTED DEFINITIVE PREFERRED SECURITY" has the meaning set forth in Section 9.2(c).

                                      ARTICLE II
                                 TRUST INDENTURE ACT

SECTION 2.1  TRUST INDENTURE ACT; APPLICATION.

             (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration, which are incorporated by reference in and made part of this Indenture and shall, to the extent applicable, be governed by such provisions.

             (b) The Property Trustee shall be the only Trustee that is a Trustee for the purposes of the Trust Indenture Act.

             (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

             (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2  LISTS OF HOLDERS OF SECURITIES.

             (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided, that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided, that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

             (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3  REPORTS BY THE PROPERTY TRUSTEE.

             Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4  PERIODIC REPORTS TO PROPERTY TRUSTEE.

             Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by
Section 314 of the Trust Indenture Act.

SECTION 2.5  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

             Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6  EVENT OF DEFAULT; WAIVER.

             (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, PROVIDED, that if the underlying Event of Default under the Indenture:

                   (i) is not waivable under the Indenture, the Event of Default under the Declaration also shall not be waivable; or

                   (ii) requires the consent or vote of (x) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures (a "Super Majority") or (y) each holder of Debentures affected thereby to be waived under the Indenture, then the Event of Default under the Declaration may only be waived by the vote of in the case of (x) above the Holders of at least the proportion in liquidation amount of the outstanding Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding or, in the case of (y) above, each Holder of outstanding Trust Preferred Securities affected thereby.

             The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holder(s) of the Common Securities.

             (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, PROVIDED, that if the underlying Event of Default under the Indenture:

                   (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
             Section 2.6(b), the Event of Default under the Declaration also shall not be waivable; or

                   (ii) requires the consent or vote of (x) a Super Majority or (y) each holder of Debentures affected thereby to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of, in the case of clause (x) above, the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding or, in the case of clause (y) above, each holder of outstanding Common Securities affected thereby;

PROVIDED, FURTHER, each Holder of Common Securities shall be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its or their consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred

Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

             (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7  EVENT OF DEFAULT; NOTICE.

             (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture with respect to the Debentures, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); PROVIDED, that, except for a default in the payment of principal of (or premium, if any) or interest (including Compounded Interest, Additional Interest and Liquidated Damages, if any (each as defined in the Indenture)) on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

             (b) The Property Trustee shall not be deemed to have knowledge of any default with respect to the Debentures except:

                   (i) a default under Sections 501(1) and 501(2) of the Indenture; or

                   (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

                                     ARTICLE III
                                     ORGANIZATION

SECTION 3.1    NAME.

             The Trust is named "Fleetwood Capital Trust," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2    OFFICE.

             The address of the principal office of the Trust is c/o Fleetwood Enterprises, Inc., 3125 Myers Street, Riverside, California, 92513,
Attention: General Counsel. On ten Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

SECTION 3.3    PURPOSE.

             The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise provided herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue securities other than Securities, issue debt, make investments other than in the Debentures or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4    AUTHORITY.

             Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. Any action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and any action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the

Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5    TITLE TO PROPERTY OF THE TRUST.

         Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6    POWERS AND DUTIES OF THE REGULAR TRUSTEES.

         The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

         (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; PROVIDED, HOWEVER, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and PROVIDED, FURTHER, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and one additional simultaneous issuance of Preferred Securities and Common Securities solely to cover over-allotments in connection with the sale of the Preferred Securities;

         (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

               (i) prepare the Offering Memorandum in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of Preferred Securities to qualified institutional buyers in reliance on Rule 144A under the Securities Act, to a limited number of "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and outside the United States to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act and to execute and file with the Commission, at such time as may be determined by the Sponsor pursuant to the Registration Rights Agreement, a shelf registration statement prepared by the Sponsor, including any amendments thereto, and such other forms or filings as may be required by the

         Securities Act, the Exchange Act or the Trust Indenture Act, in each case in relation to the Preferred Securities;

               (ii) execute and file any documents prepared by the Sponsor, or take any acts as may be determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State or foreign jurisdiction in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

               (iii) execute and file, at such time as may be determined by the Sponsor, an application, prepared on behalf of the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

               (iv) execute and deliver letters or documents, or instruments with, The Depository Trust Company ("DTC") relating to the Preferred Securities;

               (v) execute and file with the Commission, at such time as may be determined by the Sponsor, a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Preferred Securities and the guarantee of the Sponsor with respect to the Preferred Securities under the Exchange Act;

               (vi)  obtain a CUSIP number for the Preferred Securities; and

               (vii) execute and enter into the Purchase Agreement, the Registration Rights Agreement and other related agreements providing for the sale of the Preferred Securities;

         (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; PROVIDED, HOWEVER, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of Common Securities;

         (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event or an Investment Company Event; PROVIDED, that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event or an Investment Company Event;

         (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316 (c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

         (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

         (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

         (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

         (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

         (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

         (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

         (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

         (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture, and the Property Trustee shall give such notice;

         (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

         (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the

Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

         (p) to conduct the affairs of the Trust and to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

               (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

PROVIDED, that such action does not adversely affect the interests of Holders;
and

         (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

         The Regular Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

         Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

         Any expenses incurred by the Regular Trustees pursuant to this Section
3.6 shall be reimbursed by the Sponsor.

SECTION 3.7    PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES.

         (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not on behalf of the Trust, engage in any activity other than as required or authorized by this

    Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

               (ii) acquire any assets other than as expressly provided herein;

               (iii) possess Trust property for other than a Trust purpose;

               (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever, including the power to convert the Debentures;

               (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

               (vii) other than as provided in this Declaration, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that (x) the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or (y) for United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.8    LEGAL TITLE TO THE DEBENTURES.

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with

Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee). The Trust and the Trustee shall not convert any Debentures held by either of them except pursuant to a notice of conversion delivered to the Conversion Agent by a Holder of Trust Securities.

         (c)   The Property Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with
         Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution (which may be the Property Trustee) the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

               (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or accelerated or mature;

               (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of an Investment Company Event or a Tax Event; and

               (iv) take such ministerial action as may be directed in writing by the Regular Trustees in connection with the winding up of the affairs of or liquidation of the Trust in accordance with this Declaration and the preparation, execution and filing of a certificate of termination or other appropriate certificates with the Secretary of State of the State of Delaware and other appropriate governmental authorities.

         (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

         (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act. The Holders of a Majority in liquidation amount of the Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures. If the Property Trustee fails to enforce its rights under the Debentures, a Holder of Preferred Securities, to the fullest extent permitted by law, may institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person; PROVIDED, further, that, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of, premium, if any, or interest on the Debentures on the date such principal, premium or interest, as the case may be, is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder directly of such principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "DIRECT ACTION") on or after the respective due date specified in the Debentures or the Indenture. Notwithstanding any payments made to such Holder by the Debenture Issuer, in connection with such Direct Action, the Debenture Issuer shall remain obligated to pay the principal of, premium, if any, or interest on such Debentures, and the Debenture Issuer shall be subrogated to the rights of such Holder of Trust Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences of this paragraph, the Holders of Preferred Securities shall have no right or power to exercise directly any other remedy available to the holders of the Debentures.

         (f) The Property Trustee shall not resign as a Trustee unless either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

               (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

         (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities. In no event, however, may the Property Trustee, in its capacity as holder of the Debentures, have the power to convert the Debentures unless instructed to do so on behalf of a Holder of Securities as herein provided.

         (h) The Property Trustee will act as Registrar, Paying Agent and Conversion Agent and may authorize one or more persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

         (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

         The Property Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9    CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE.

         (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                     (A) the duties and obligations of the Property Trustee
               shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                     (B) in the absence of bad faith on the part of the
               Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

               (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

               (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

               (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

               (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

               (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

               (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor.

SECTION 3.10   CERTAIN RIGHTS OF PROPERTY TRUSTEE.

         (a)   Subject to the provisions of Section 3.9:

               (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

               (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

             (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

               (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

               (v) the Property Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, and such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; PROVIDED, that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

            (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

           (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

             (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

              (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

             (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11   DELAWARE TRUSTEE.

         Notwithstanding any provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. The duties of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Delaware Secretary of Sate which the Delaware Trustee is required to execute under Section 3811 of the Business Trust Act.

SECTION 3.12   EXECUTION OF DOCUMENTS.

         Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; PROVIDED, that the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by a majority of the Regular Trustees.

SECTION 3.13   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
               SECURITIES.

         The Trustees do not assume any responsibility for the correctness of the recitals contained in this Declaration and the Securities. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14   DURATION OF TRUST.

         The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall exist until February 15, 2033.

SECTION 3.15   MERGERS.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c).

         (b) The Trust may, with the consent of a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State or the District of Columbia; PROVIDED, that:

               (i) if the Trust is not the surviving entity, the successor entity (the "Successor Entity") either:

                     (A) expressly assumes all of the obligations of the
               Trust under the Securities; or

                     (B) substitutes for the Preferred Securities other
               securities having substantially the same terms as the Preferred Securities (the "Successor Securities") as long as the Successor Securities rank, with respect to Distributions and payments upon liquidation, redemption and otherwise of the Successor Entity, at least as high as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise of the Trust;

               (ii) if the Trust is not the surviving entity, the Debenture Issuer expressly acknowledges or appoints a trustee of such Successor Entity that possesses the same powers and duties as the Property Trustee, as holder of the Debentures;

             (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Preferred Securities are then listed or quoted;

              (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interest in the Successor Entity);

               (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

               (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                     (A) such merger, consolidation, amalgamation or
               replacement will not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity;

                     (B) following such merger, consolidation, amalgamation
               or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                     (C) following such merger, consolidation, amalgamation
               or replacement, the Successor Entity will be treated as a grantor trust for United States federal income tax purposes;

               (viii) if the Trust is not the surviving entity, the Sponsor provides a guarantee to the Holders of the Successor Securities with respect to the

         Successor Entity having substantially the same terms as the Preferred Securities Guarantee.

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other Person or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                      ARTICLE IV
                                       SPONSOR

SECTION 4.1    SPONSOR'S PURCHASE OF COMMON SECURITIES.

    On each Closing Date the Sponsor will purchase all the Common Securities issued by the Trust, in an aggregate liquidation amount equal to approximately 3% of the total capital of the Trust, at the same time as the Preferred Securities are sold.

SECTION 4.2    RESPONSIBILITIES OF THE SPONSOR.

    In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to prepare the Offering Memorandum in preliminary and final form and to prepare for filing by the Trust with the Commission a shelf registration statement, including any amendments thereto and such other forms or filings as may be required by the Securities Act, the Exchange Act and the Trust Indenture Act;

         (b) to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states and foreign jurisdictions;

         (c) to prepare or cause to be prepared for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities and, if deemed necessary or advisable by the Sponsor, the Preferred Securities Guarantee;

         (d) to prepare letters or documents to, or instruments for filing with, DTC relating to the Preferred Securities;

         (e) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities and the Preferred Securities Guarantee under the Exchange Act, including any amendments thereto; and

         (f) to negotiate the terms of the Purchase Agreement, the Registration Rights Agreement and other related agreements providing for the sale of the Preferred Securities.

                                      ARTICLE V
                                       TRUSTEES

SECTION 5.1    NUMBER OF TRUSTEES.

         The number of Trustees shall initially be five (5), and:

         (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b)   after the issuance of any Securities:

         the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; PROVIDED, HOWEVER, that the number of Trustees shall in no event be less than two; PROVIDED, FURTHER, that (1) one Trustee shall satisfy the requirements of Section 5.2; (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements; PROVIDED, FURTHER, that if the Property Trustee does not also act as Delaware Trustee, the number of Trustees shall be at least three (3).

SECTION 5.2    DELAWARE TRUSTEE.

         If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be (a) a natural person who is a resident of the State of Delaware; or (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, PROVIDED, that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3    PROPERTY TRUSTEE; ELIGIBILITY.

         (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

               (i)   not be an Affiliate of the Sponsor; and

               (ii) be a corporation or bank organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation, bank or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

         (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

         (e)   The initial Property Trustee shall be:  The Bank of New York.

SECTION 5.4    QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE
               TRUSTEE GENERALLY.

         Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5    INITIAL TRUSTEES.

         The initial Regular Trustees shall be:

         Paul M. Bingham
         Company/o Fleetwood Enterprises, Inc.
         3125 Myers Street
         Riverside, California 92513;

         Lyle N. Larkin
         Company/o Fleetwood Enterprises, Inc.
         3125 Myers Street
         Riverside, California 92513; and

         Nelson W. Potter
         Company/o Fleetwood Enterprises, Inc.
         3125 Myers Street
         Riverside, California 92513]


         The initial Delaware Trustee shall be:

         The Bank of New York (Delaware)
         White Clay Center
         Route 273
         Newark, Delaware  19711

         The initial Property Trustee shall be:

         The Bank of New York
         101 Barclay Street
         21 West
         New York, New York 10286

SECTION 5.6    APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

         (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

               (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

               (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

         (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

         (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

         (d) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; PROVIDED, HOWEVER, that:

               (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                     (A) until a Successor Property Trustee has been appointed
               and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                     (B) until the assets of the Trust have been completely
               liquidated and the proceeds thereof distributed to the holders of the Securities;

               (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (e) The Holder(s) of the Common Securities shall use its or their best efforts to promptly appoint a Successor

Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

         (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted such appointment as provided in this
Section 5.6 within 60 days after removal or after delivery to the Sponsor and the Trust of an instrument of resignation, the retiring Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee.


SECTION 5.7    VACANCIES AMONG TRUSTEES.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8    EFFECT OF VACANCIES.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.9    MEETINGS.

         Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

SECTION 5.10   DELEGATION OF POWER.

         (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendments thereto filed with the Commission, or making any other governmental filing; and

         (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 5.11   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

         Any Person into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, such successor shall notify the Sponsor and the Trust promptly of its succession.

                                      ARTICLE VI
                                    DISTRIBUTIONS

SECTION 6.1    DISTRIBUTIONS.

         Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest, Liquidated Damages and Additional Interest (each as defined in the Indenture)), principal or premium, if any, on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                     ARTICLE VII
                                ISSUANCE OF SECURITIES

SECTION 7.1    GENERAL PROVISIONS REGARDING SECURITIES.

         (a) The Regular Trustees shall on behalf of the Trust issue one class of convertible preferred securities, representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), having such terms (the "Terms") as are set forth in Annex I hereto and one class of convertible common securities, representing undivided beneficial interests in the assets of the Trust (the "Common Securities"), having such terms as are set forth in Annex I hereto. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities. The Trust shall issue no Securities in bearer form.

         (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and nonassessable, subject to Section 10.1 with respect to the Common Securities.

         (d) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

         (e)   The Securities shall have no preemptive rights.

SECTION 7.2    EXECUTION AND AUTHENTICATION.

         (a) The Securities shall be signed on behalf of the Trust by one Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Regular Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Securities, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

         (b) One Regular Trustee shall sign the Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

         A Preferred Security shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. Such signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

         Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Preferred Securities for original issue as set forth in paragraph 5 of the Securities. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.7.

         The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. Any authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

SECTION 7.3    FORM AND DATING.

         The Preferred Securities and the Property Trustee's certificate of authentication shall be substantially in the forms of Exhibits A-1 and A-2 and the Common Securities shall be substantially in the form of Exhibit A-3, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as conclusively evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 or Exhibit A-2 to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1, A-2 and A-3 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.


         (a) GLOBAL SECURITIES. The Preferred Securities are being offered and sold by the Trust pursuant to a Purchase Agreement relating to the Preferred Securities, dated February 4, 1998, among the Trust, the Sponsor and the Initial Purchaser named therein (the "Purchase Agreement").

         Securities offered and sold to Qualified Institutional Buyers ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A") as provided in the Purchase Agreement, shall be issued in the form of one or more permanent global Securities in definitive, fully registered form without distribution coupons with the appropriate global legends and Restricted Securities Legend set forth in Exhibit A-1 hereto (each, a "Rule 144A Global Preferred Security"), which shall be deposited on behalf of the purchasers of the Preferred Securities represented thereby with the Property Trustee, at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Preferred Securities represented by the Rule 144A Global Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Depositary or its nominee as hereinafter provided.

    (b) BOOK-ENTRY PROVISIONS. This Section 7.3(b) shall apply only to the Rule 144A Global Preferred Securities and such other Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Depositary.

    The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and deliver initially one or more Rule 144A Global Preferred Securities that (a) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (b) shall be delivered by the Property Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Property Trustee as custodian for the Depositary.

    Members of, or participants in, the Depositary ("Participants") shall have no rights under this Declaration with respect to any Rule 144A Global Preferred Security held on their behalf by the Depositary or by the Property Trustee as the custodian of the Depositary or under such Rule 144A Global Preferred Security, and the Depositary may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Rule 144A Global Preferred Security for all purposes whatsoever.
Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Rule 144A Global Preferred Security.

         (c) CERTIFICATED SECURITIES. Except as provided in Section 7.10, owners of beneficial interests in the Rule 144A Global Preferred Security will not be entitled to receive physical delivery of certificated Preferred Securities. Preferred Securities offered and sold in reliance on Regulation S under the Securities Act ("Regulation S"), as provided in the Purchase Agreement, shall be issued initially in the form of individual certificates in definitive, fully registered form without distribution coupons and shall bear the Restricted Securities Legend set forth in Exhibit A-1 hereto (the "Regulation S Definitive Preferred Securities"). Purchasers of Securities who are institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and did not purchase Preferred Securities in reliance on Regulation S under the Securities Act will receive Preferred Securities in the form of individual certificates in definitive, fully registered form without distribution coupons and with the Restricted Securities Legend set forth in Exhibit A-1 hereto ("Restricted Definitive Preferred Securities"); PROVIDED, HOWEVER, that upon transfer of such Restricted Definitive Preferred Securities to a QIB, such Restricted Definitive

Preferred Securities will, unless the Rule 144A Global Preferred Security has previously been exchanged, be exchanged for an interest in a Rule 144A Global Security pursuant to the provisions set forth in Section 9.2. Restricted Definitive Preferred Securities will bear the Restricted Securities Legend set forth in Exhibit A-1 hereto unless removed in accordance with this Section 7.3 or Section 9.2.

SECTION 7.4    REGISTRAR, PAYING AGENT AND CONVERSION AGENT.

         The Trust shall maintain in the City of New York, (i) an office or agency where Securities may be presented for registration of transfer or exchange ("Registrar"), (ii) an office or agency where Securities may be presented for payment ("Paying Agent") and (iii) an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Holder. The Paying Agent will be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Property Trustee shall act as such for the Preferred Securities. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Conversion Agent. The Trust shall act as Paying Agent, Registrar, co-registrar, and Conversion Agent for the Common Securities. The Paying Agent, Registrar and Conversion Agent shall be entitled to the rights and protections extended to the Property Trustee when acting in such capacity.

         The Trust initially appoints the Property Trustee, acting through its Corporate Trust Office in New York, New York, as Registrar, Paying Agent, and Conversion Agent for the Preferred Securities.

SECTION 7.5    PAYING AGENT TO HOLD MONEY IN TRUST.

         The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or distribution on the Securities, and will notify the

Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6    [reserved]

SECTION 7.7    REPLACEMENT SECURITIES.

         If the holder of a Security claims that the Security has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. If required by the Property Trustee or the Trust, an indemnity bond must be posted in an amount sufficient in the judgment of both to protect the Trustees, the Property Trustee, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Sponsor pursuant to Article III hereof, the Sponsor in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

         Every replacement Security is an additional obligation of the Trust.

SECTION 7.8    OUTSTANDING PREFERRED SECURITIES.

         The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

         If a Preferred Security is replaced, paid or purchased pursuant to
Section 7.7 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

         If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

         A Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

SECTION 7.9    PREFERRED SECURITIES IN TREASURY.

         In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee knows are so owned shall be so disregarded.

SECTION 7.10   TEMPORARY SECURITIES.

         (a) Until definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate definitive Securities in exchange for temporary Securities.

         (b) A Global Preferred Security deposited with the Depositary or with the Property Trustee as custodian for the Depositary pursuant to Section
7.3 shall be transferred to the beneficial owners thereof in the form of certificated Preferred Securities only if such transfer complies with Section
9.2 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Preferred Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Sponsor within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing.

         (c) Any Global Preferred Security that is transferable to the beneficial owners thereof in the form of certificated Preferred Securities pursuant to this Section 7.10 shall be surrendered by the Depositary to the Property Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Preferred

Security, an equal aggregate liquidation amount of Securities of authorized denominations in the form of certificated Securities. Any portion of a Global Preferred Security transferred pursuant to this Section shall be registered in such names as the Depositary shall direct. Any Preferred Security in the form of certificated Preferred Securities delivered in exchange for an interest in the Restricted Global Preferred Security shall, except as otherwise provided by Sections 7.3 and 9.1, bear the Restricted Securities Legend set forth in Exhibit A-1 hereto.

         (d) Subject to the provisions of Section 7.10(c), the registered holder of a Global Preferred Security may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which a holder is entitled to take under this Declaration or the Securities.

         (e) In the event of the occurrence of either of the events specified in Section 7.10(b), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Preferred Securities in definitive, fully registered form without distribution coupons.

SECTION 7.11   CANCELLATION.

         The Trust at any time may deliver Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Property Trustee shall promptly cancel all Securities surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of canceled Securities as the Trust directs provided that the Property Trustee shall not be required to destroy such canceled securities. The Trust may not issue new Securities to replace Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any holder has converted.

                                     ARTICLE VIII
                         DISSOLUTION AND TERMINATION OF TRUST

SECTION 8.1    DISSOLUTION AND TERMINATION OF TRUST.

         (a) The Trust shall dissolve upon the earliest to occur of the following:

               (i) the expiration of the term of the Trust on February 15, 2033;

               (ii) the bankruptcy of the Holder of the Common Securities or the Sponsor;

               (iii) the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor after receipt by the Trustee of the consent of the Holders of at least a Majority in liquidation amount of the outstanding Securities voting together as a single class to dissolve the Trust and file a certificate of dissolution with respect to the Trust or the revocation of the charter of the Holder of the Common Securities or the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (iv) the occurrence and continuation of a Tax Event or Investment Company Event pursuant to which the Trust shall be dissolved in accordance with the terms of the Securities and, after satisfaction of liabilities of creditors (whether by payment or reasonable provision for payment), the Debentures held by the Property Trustee shall be distributed to the Holders of Securities in exchange for all of the Securities;

               (v) the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

               (vi) all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities; or

              (vii) upon the conversion of all outstanding Preferred Securities into Fleetwood Common Stock or other cash, securities or property, as the case may be.

         (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), and upon the completion of the winding up of the Trust, one of the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware and the Trust shall terminate.

         (c) The provisions of Article X shall survive the termination of the Trust.


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

                                      ARTICLE IX
                                TRANSFER AND EXCHANGE

SECTION 9.1    GENERAL.

         (a) Where Preferred Securities are presented to the Registrar with a request to register a transfer or to exchange them for an equal number of Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Property Trustee shall authenticate Preferred Securities at the Registrar's request.

         (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

         Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; PROVIDED, that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

               (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

               (ii) the Trust would be an Investment Company required to register under the Investment Company Act or the transferee would become an Investment Company required to register under the Investment Company Act.

         (c) The Regular Trustees shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Regular Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer or exchange, or for conversion or redemption, shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar and Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer or exchange, or for conversion or redemption, shall be canceled by the Regular Trustees (in the case of the Common Securities) or by the Property Trustee (in the case of Preferred Securities). A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

         (d) The Property Trustee shall not be required (i) to issue, register the transfer of, or exchange any Preferred Securities during a period beginning at the opening of business 15 days before the day of any selection of Preferred Securities to be redeemed (unless all of the outstanding Securities are called for Redemption) and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

SECTION 9.2    TRANSFER PROCEDURES AND RESTRICTIONS.

         (a) GENERAL. Except in connection with a Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Rights Agreement, if Preferred Securities are issued upon the transfer, exchange or replacement of Preferred Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto, or if a request is made to remove such Restricted Securities Legend on Preferred Securities, the Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Trust, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or, with respect to Restricted Securities, that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of the Trust, shall authenticate and deliver Preferred Securities that do not bear the legend.

         (b) TRANSFERS AFTER EFFECTIVENESS OF SHELF REGISTRATION STATEMENT. After the effectiveness of a Shelf Registration Statement for any Preferred Securities, all requirements pertaining to legends on such Preferred Security will cease to apply, and beneficial interests in a Preferred Security in global form without legends will be available to transferees of such Preferred Securities upon exchange of the transferring holder's Restricted Definitive Preferred Security or directions to transfer such Holder's beneficial interest in the Rule 144A Global Preferred Security, as the case may be. After the effectiveness of the Shelf Registration Statement, the Trust shall issue and the Property Trustee shall authenticate a Preferred Security in global form without the Restricted Securities Legend (the "Exchanged Global Preferred Security") to deposit with the Depositary to evidence transfers of (i) beneficial interests from the Rule 144A Global Preferred Security, (ii) Restricted Definitive Preferred Securities, and (iii) Unrestricted Definitive Preferred Securities.

         (c) REGULATION S DEFINITIVE PREFERRED SECURITY TO UNRESTRICTED DEFINITIVE PREFERRED SECURITY; TERMINATION OF RESTRICTED PERIOD. Following the termination of the one-year "restricted period" with respect to the issuance of the Preferred Securities, Regulation S Definitive Preferred Securities may be exchanged for an interest in a Preferred Security in definitive, fully registered form without distribution coupons, but without the Restricted Securities Legend (an "Unrestricted Definitive Preferred Security"), that is free from any restriction on transfer (other than such as are solely attributable to any holder's status). Unrestricted Definitive Preferred Securities will bear a CUSIP number different from that of the Exchanged Global Preferred Securities and transfers or exchanges from an Unrestricted Definitive Preferred Security or Regulation S Definitive Preferred Security to an Exchanged Preferred Security must be effected pursuant to Section 9.2(b).

         (d) TRANSFER AND EXCHANGE OF DEFINITIVE PREFERRED SECURITIES. When Definitive Preferred Securities are presented to the Registrar or co-registrar

               (x) to register the transfer of such Definitive Preferred Securities; or

               (y) to exchange such Definitive Preferred Securities for an equal number of Definitive Preferred Securities of another number,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; PROVIDED, HOWEVER, that the Definitive Preferred Securities surrendered for transfer or exchange:

               (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

               (ii) in the case of Definitive Preferred Securities that are Restricted Definitive Preferred

         Securities, are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A) or (B) below, and are accompanied by the following additional information and documents, as applicable:

                     (A) if such Restricted Preferred Securities are being
               delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse of the Preferred Security); or

                     (B) if such Restricted Preferred Securities are being
               transferred pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities
               Act: (i) a certification to that effect (in the form set forth on the reverse of the Preferred Security) and (ii) if the Trust or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend.

         With respect to Definitive Preferred Securities that are transferred to QIBs in accordance with Rule 144A under the Securities Act, the transferee QIBs must take delivery of their interests in the Preferred Securities in the form of a beneficial interest in the Rule 144A Global Preferred Security in accordance with Section 9.2(e).

         (e) RESTRICTIONS ON TRANSFER OF A DEFINITIVE PREFERRED SECURITY FOR A BENEFICIAL INTEREST IN A GLOBAL PREFERRED SECURITY. A Definitive Preferred Security may not be exchanged for a beneficial interest in a Global Preferred Security except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Preferred Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee, together with:

               (i) if such Definitive Preferred Security is a Restricted Preferred Security, certification, in the form set forth on the reverse of the Preferred Security, that such Definitive Preferred Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act; and

               (ii) whether or not such Definitive Preferred Security is a Restricted Preferred Security, written instructions directing the Property Trustee to make, or to direct the Depositary to make, an adjustment on its books and records with respect to such Global Preferred Security to reflect an increase in the number of the Preferred Securities represented by the Global Preferred Security, then the Property Trustee shall cancel such Definitive Preferred Security and cause, or direct the Depositary to cause, the aggregate number of Preferred Securities represented by the Global Preferred Security to be increased accordingly. If no Global Preferred Securities are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Regular Trustee, an appropriate number of Preferred Securities in global form.

         (f) TRANSFER AND EXCHANGE OF GLOBAL PREFERRED SECURITIES. The transfer and exchange of Global Preferred Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor.

         (g) TRANSFER OF A BENEFICIAL INTEREST IN A GLOBAL PREFERRED SECURITY FOR A DEFINITIVE PREFERRED SECURITY.

               (i) Any person having a beneficial interest in a Global Preferred Security that is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A) or (B) below may upon request, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive Preferred Security representing the same number of Preferred Securities. Upon receipt by the Property Trustee from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Preferred Security of written instructions or such other form of instructions as is customary for the Depositary or the person designated by the Depositary as having such a beneficial interest in a Restricted Preferred Security and the following additional information and documents (all of which may be submitted by facsimile):

                     (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the owner of a beneficial interest in a Global Preferred Security, a certification from such Person to that effect (in the form set forth on the reverse of the Preferred Security); or

                     (B) if such beneficial interest is being transferred
               pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act: (i) a certification to that effect from the transferee or transferor (in the form set forth on the reverse of the Preferred Security) and (ii) if the Property Trustee or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend set forth in
               Section 9.2(j),

then the Property Trustee or the Securities Custodian, at the direction of the Property Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of the Global Preferred Security to be reduced on its books and records and, following such reduction, the Trust will execute and the Property Trustee will authenticate and deliver to the transferee a Definitive Preferred Security.

               (ii) Definitive Preferred Securities issued in exchange for a beneficial interest in a Global Preferred Security pursuant to this
         Section 9.2(g) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its Participants or indirect participants or otherwise, shall instruct the Property Trustee. The Property Trustee shall deliver such Preferred Securities to the persons in whose names such Preferred Securities are so registered in accordance with the instructions of the Depositary.

         Beneficial interests in the Rule 144A Global Security may not be exchanged for a Definitive Preferred Security except a Regulation S Definitive Preferred Security and except as provided in Section 9.2(i).

         (h) RESTRICTIONS ON TRANSFER AND EXCHANGE OF GLOBAL PREFERRED SECURITIES. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (i) of this Section 9.2), a Global Preferred Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         With respect to Definitive Preferred Securities that are transferred to QIBs in accordance with Rule 144A under the Securities Act, the transferee QIBs must take delivery of their interests in the Preferred Securities in the form of a beneficial interest in the Rule 144A Global Preferred Security in accordance with Section 9.2(e).

         (i) AUTHENTICATION OF DEFINITIVE PREFERRED SECURITIES. If at any time:

               (i) the Depositary notifies the Trust that the Depositary is unwilling or unable to continue as Depositary for the Global Preferred Securities and a successor Depositary for the Global Preferred Securities is not appointed by the Trust at the direction of the Sponsor within 90 days after delivery of such notice; or

              (ii) the Trust, in its sole discretion, notifies the Property Trustee in writing that it elects to cause the issuance of Definitive Preferred Securities under this Declaration,

then the Trust will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by one Regular Trustee requesting the authentication and delivery of Definitive Preferred Securities to the Persons designated by the Trust, will authenticate and deliver Definitive Preferred Securities, in an aggregate principal amount equal to the principal amount of Global Preferred Securities, in exchange for such Global Preferred Securities.

         (j)   LEGEND.

               (i) Except as permitted by the following paragraph (ii), each Preferred Security certificate evidencing the Global Preferred Securities and the Definitive Preferred Securities (and all Preferred Securities issued in exchange therefor or substitution thereof) shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

                     THIS SECURITY, ANY CONVERTIBLE SUBORDINATED DEBENTURE
               ISSUED IN EXCHANGE FOR THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF

               THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH FLEETWOOD ENTERPRISES, INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
               (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR
               (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENTS RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

               (ii) Upon any sale or transfer of a Restricted Preferred Security (including any Restricted Preferred Security represented by a Global Preferred Security) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

                     (A) in the case of any Restricted Preferred Security that
               is a Definitive Preferred Security, the Registrar shall permit the Holder thereof to exchange such Restricted Preferred Security for a Definitive Preferred Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Preferred Security; and

                     (B) in the case of any Restricted Preferred Security that
               is represented by a Global Preferred Security, the Registrar shall permit the Holder thereof to exchange such Restricted Preferred Security (in connection with the sale of Preferred Security pursuant to the Registration Rights Agreement) for another Global Preferred Security that does not bear the Restricted Securities Legend.

         (k) CANCELLATION OR ADJUSTMENT OF GLOBAL PREFERRED SECURITY. At such time as all beneficial interests in a Global Preferred Security have either been exchanged for Definitive Preferred Securities to the extent permitted by the Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Preferred Security shall be returned to the Depositary for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Preferred Security is exchanged for Definitive Preferred Securities, Preferred Securities represented by such Global Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee (if it is then the Securities Custodian for such Global Preferred Security) with respect to such Global Preferred Security, by the Property Trustee or the Securities Custodian, to reflect such reduction.

         (l) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF PREFERRED SECURITIES.

               (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Preferred Securities and Global Preferred Securities at the Registrar's or co-Registrar's request.

               (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

               (iii) The Registrar shall not be required to register the transfer of or exchange of (a) any Definitive Preferred Security selected for redemption in whole or in part pursuant to Article 3, except the unredeemed portion of any Definitive Preferred Security being redeemed in part, or (b) any Preferred Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Preferred Securities or 15 Business Days before a quarterly distribution date.

               (iv) Prior to the due presentation for registration of transfer of any Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Preferred Security is registered as the absolute owner of such Preferred Security for the purpose of receiving Distributions on such Preferred Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

               (v) All Preferred Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Preferred Securities surrendered upon such transfer or exchange.

         (m)   NO OBLIGATION OF THE PROPERTY TRUSTEE.

               (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Preferred Security, a Participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any Participant thereof, with respect to any ownership interest in the Preferred Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Preferred Security). The rights of beneficial owners in any Global Preferred Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Property Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its Participants and any beneficial owners.

               (ii) The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Preferred Security (including any transfers between or among Depositary Participants or beneficial owners in any Global Preferred Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 9.3    DEEMED SECURITY HOLDERS.

         The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, to the extent permitted by applicable law, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Property Trustee or the Registrar shall have actual or other notice thereof.

SECTION 9.4    BOOK ENTRY INTERESTS.

         Global Preferred Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Depositary, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Preferred Securities, except as provided in
Section 9.2(g). Unless and until definitive, fully registered Preferred Securities Certificates have been issued to the Preferred Security Beneficial Owners pursuant to Sections 7.10 or 9.2(g):

         (a) the provisions of this Section 9.4 shall be in full force and effect;

         (b) the Trust and the Trustees shall be entitled to deal with the Depositary for all purposes of this Declaration (including the payment of Distributions on the relevant Global Preferred Securities and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Preferred Securities and shall have no obligation to the Preferred Security Beneficial Owners;

         (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section
9.4 shall control; and

         (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Depositary and/or the Participants and receive and transmit payments of Distributions on the Global Certificates to such Participants. The Depositary will make book entry transfers among the Participants; PROVIDED, that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as Definitive Preferred Security Certificates have not been issued, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Depositary setting forth the Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

SECTION 9.5    NOTICES TO THE DEPOSITARY.

         Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, the Regular Trustees shall, in the case of any Global Preferred Security, give all such notices and communications specified herein to be given to the Preferred Security Holders to the Depositary, and shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.6    APPOINTMENT OF SUCCESSOR DEPOSITARY.

         If the Depositary elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Depositary with respect to such Preferred Securities.

                                      ARTICLE X
                              LIMITATION OF LIABILITY OF
                      HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1   LIABILITY.

         (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

               (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

         (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2   EXCULPATION.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct (except as otherwise provided, in the case of the Property Trustee, in the Trust Indenture Act) with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3   FIDUCIARY DUTY.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b)   Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

               (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interests of or factors affecting the Trust or any other Person; or

               (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4   INDEMNIFICATION.

         (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions.

         (b) To the fullest extent permitted by applicable law, expenses (including legal fees and expenses) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a). The indemnification shall survive the termination of this Declaration.

SECTION 10.5   OUTSIDE BUSINESSES.

         Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the

Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a -partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as a depositary for trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                      ARTICLE XI
                                      ACCOUNTING

SECTION 11.1   FISCAL YEAR.

         The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2   CERTAIN ACCOUNTING MATTERS.

         (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The financial statements of the Trust for each of its Fiscal Year shall be audited in accordance with generally accepted auditing standards by a firm of independent certified public accountants selected by the Regular Trustees.

         (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss for each Fiscal Year;

         (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular

Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

         (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3   BANKING.

         The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; PROVIDED, HOWEVER, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; PROVIDED, HOWEVER, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4   WITHHOLDING.

         The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                     ARTICLE XII
                               AMENDMENTS AND MEETINGS

SECTION 12.1   AMENDMENTS.

         (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

               (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

               (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

               (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

               (iv) if the amendment affects the rights, powers, duties, obligations or immunities of the Sponsor, the Sponsor;

         (b) no amendment shall be made, and a proposal of the Regular Trustees may not otherwise effect such amendment, and any such purported amendment or proposal shall be void and ineffective:

               (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

               (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                         (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                         (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

               (iii)to the extent the such amendment provides for, or such proposal proposes to effect,:

                         (A) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to this Declaration or otherwise; or

                         (B) the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration;

                     unless, the Holders of the Securities voting together as a single class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a 66 2/3% in liquidation amount of the Securities affected thereby, voting together as a single class; provided, that if any amendment or proposal referred to in clause (A) above would adversely affect only the Holders of the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of the Securities; and

               (iv)  to the extent the result of such amendment would be to:

                         (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                         (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                         (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

         (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

         (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

         (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

         (f) the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

         (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

               (i)   cure any ambiguity;

               (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

               (iii) add to the covenants, restrictions or obligations of the Sponsor; and

               (iv) modify, eliminate or add to any provision in this Declaration to the extent deemed necessary or advisable by the Regular Trustees to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act; and

               (v) conform to any change in Rule 3a-5 of the Investment Company Act or written change in interpretation or application of Rule 3a-5 of the Investment Company Act by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

SECTION 12.2   MEETINGS OF THE HOLDERS OF SECURITIES;
               ACTION BY WRITTEN CONSENT.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more requests in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

               (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

               (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                     ARTICLE XIII

               REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1   REPRESENTATIONS AND WARRANTIES OF
               PROPERTY TRUSTEE.

         The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

         (a) the Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

         (b) the execution, delivery and performance by the Property Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) the execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Property Trustee;

         (d) at the Closing Date, the Property Trustee will have valid ownership interest in the Debentures for the benefit of the Holders of the Securities in each case free from liens, encumbrances and defects; and

         (e) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Property Trustee of the Declaration.

SECTION 13.2   REPRESENTATIONS AND WARRANTIES OF DELAWARE
               TRUSTEE.

         The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) The Delaware Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

         (b) the Delaware Trustee has been duly authorized by all necessary corporate action on the part of the Delaware Trustee to execute and deliver the Declaration and perform its obligations thereunder and under the Certificate of Trust. The Declaration has been duly executed and delivered by the Delaware Trustee, and under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) the execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee;

         (d) no consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration; and

         (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                                     ARTICLE XIV
                                 REGISTRATION RIGHTS

SECTION 14.1   REGISTRATION RIGHTS.

         The Holders of the Preferred Securities, the Preferred Securities Guarantee, the Debentures and the Fleetwood Common Stock issuable upon conversion thereof (collectively, the "Registrable Securities") are entitled to the benefits of the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Trust and the Company have agreed for the benefit of the holders from time to time of the Registrable Securities that they will, at the Company's expense, (i) within 90 days after the date of original issuance of the Preferred Securities, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Securities, (ii) use their best efforts to cause the Shelf Registration Statement to be declared effective by the Commission under the Securities Act within 150 days of the date of original issuance of the Preferred Securities, and (iii) use their best efforts to keep the Shelf Registration Statement continuously effective until the date two years after the date of original issuance of the Preferred Securities or such earlier date as all Registrable Securities have been disposed of or on which all Registrable Securities shall have been disposed of or on which all Registrable Securities held by persons that are not affiliates of the Company or the Trust may be resold without registration pursuant to Rule 144(k) under the Securities Act.

         If (i) on or prior to 90 days following the date of original issuance of the Preferred Securities, the Shelf Registration Statement has not been filed with the Commission or (ii) on or prior to the date 150 days following the date of original issuance of the Preferred Securities, the Shelf Registration Statement is not declared effective by the Commission; or
(iii) after the Shelf Registration Statement has been declared effective, it ceases to be effective or usable (subject to certain exceptions specified in the Registration Rights Agreement) in connection with resales of the Registrable Securities in accordance with and during the periods specified in the Registration Rights Agreement (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Securities from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid quarterly in arrears, with the first quarterly payment due on the first interest payment date in respect of the Securities following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-half of one percent (0.50%) of the principal amount of the Securities.

                                      ARTICLE XV

                                    MISCELLANEOUS

SECTION 15.1   NOTICES.

         All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

         (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

               c/o Fleetwood Enterprises, Inc.
               3125 Myers Street
               Riverside, California 92513
               Attention: General Counsel

         (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

               The Bank of New York
               101 Barclay Street
               21 West
               New York, New York 10286
               Attention: Corporate Trust Administration

         (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):


               The Bank of New York (Delaware)
               White Clay Center
               Route 273
               Newark, Delaware  19711
               Attention: Corporate Trust Administration

         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

               c/o Fleetwood Enterprises, Inc.
               3125 Myers Street
               Riverside, California 92513
               Attention: General Counsel

         (e) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 15.2   GOVERNING LAW.

         THIS DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER

         JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS DECLARATION ANY PROVISIONS OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS DECLARATION. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

SECTION 15.3   INTENTION OF THE PARTIES.

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 15.4   HEADINGS.

         Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 15.5   SUCCESSORS AND ASSIGNS.

         Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 15.6   PARTIAL ENFORCEABILITY.

         If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 15.7   COUNTERPARTS.

         This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

        IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                       Paul M. Bingham,
                                       as Regular Trustee

                                       /s/ Paul M. Bingham
                                       ----------------------------------------

                                       Lyle N. Larkin,
                                       as Regular Trustee

                                       /s/ Lyle N. Larkin
                                       ----------------------------------------

                                       Nelson W. Potter,
                                       as Regular Trustee

                                       /s/ Nelson W. Potter
                                       ----------------------------------------

                                       The Bank of New York (Delaware),
                                       not in its individual
                                       capacity but solely as
                                       Delaware Trustee


                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:


                                       The Bank of New York,
                                       not in its individual
                                       capacity but solely as
                                       Property Trustee


                                       By: /s/ Mary Beth Lewicki
                                           ------------------------------------
                                       Name:  Mary Beth Lewicki
                                       Title: Assistant Vice President

                                       FLEETWOOD ENTERPRISES, INC.,
                                       as Sponsor


                                       By: /s/ William H. Lear
                                           ------------------------------------
                                       Name:  William H. Lear
                                       Title: Vice President - General Counsel
                                                       and Secretary

          IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                       Paul M. Bingham,
                                       as Regular Trustee


                                       ----------------------------------------

                                       Nelson W. Potter,
                                       as Regular Trustee


                                       ----------------------------------------

                                       Lyle N. Larkin,
                                       as Regular Trustee


                                       ----------------------------------------

                                       The Bank of New York (Delaware),
                                       not in its individual
                                       capacity but solely as
                                       Delaware Trustee


                                       By: /s/ Mary Jane Morrissey
                                           ------------------------------------
                                       Name:  Mary Jane Morrissey
                                       Title: Authorized Signatory


                                       The Bank of New York,
                                       not in its individual
                                       capacity but solely as
                                       Property Trustee


                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:

                                       FLEETWOOD ENTERPRISES, INC.,
                                       as Sponsor


                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:

                                       ANNEX I

                                       TERMS OF
                      6% CONVERTIBLE TRUST PREFERRED SECURITIES
                           6% CONVERTIBLE COMMON SECURITIES

          Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of February 10, 1998 by and among Fleetwood Enterprises, Inc., as sponsor (the "Sponsor"), The Bank of New York, as Property Trustee, the Bank of New York (Delaware), as Delaware Trustee, and the Regular Trustees listed on the signature page thereto (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Offering Memorandum referred to below):

1.   DESIGNATION AND NUMBER.

     (a) "Preferred Securities." 5,750,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Two Hundred and Eighty-Seven Million Dollars ($287,500,000), including 750,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Thirty-Seven Million Five Hundred Thousand Dollars ($37,500,000) pursuant to the exercise of the over-allotment option, as provided for in the Purchase Agreement (the "Additional Preferred Securities"), and a liquidation amount with respect to the assets of the Trust of $50 per Preferred Security, are hereby designated for the purposes of identification only as "6% Convertible Trust Preferred Securities (liquidation amount $50 per Preferred Security)" (the "Preferred Securities"). The certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Exhibit A-1 and Exhibit A-2, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or quotation system on which the Preferred Securities are listed or quoted, or as may be permitted by Section 7.3 of the Declaration.

     (b) "Common Securities." 178,000 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Seven Million Seven Hundred Fifty Thousand Dollars ($8,900,000), including 23,000 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of One Million One Hundred Fifty Thousand Dollars ($1,150,000) to meet the capital requirements of the Trust in connection with the exercise of the over-allotment issue, and a liquidation amount with respect to the assets of the Trust of $50 per Common Trust Security, are hereby designated for the purposes of identification only as "6% Convertible Common Securities (liquidation amount $50 per Convertible Trust Common Security)" (the "Common Securities"). The certificates evidencing the Common Securities shall be substantially in the form attached hereto as Exhibit A-3, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or as may be permitted by Section 7.3 of the Declaration.

2.   DISTRIBUTIONS.

     (a) Distributions payable on each Security will be fixed at a rate per annum of 6% (the "Coupon Rate") of the stated liquidation amount of $50 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. To the extent permitted by applicable law, Distributions in arrears for more than one quarter will bear interest thereon at the Coupon Rate compounded quarterly (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated plus any Compounded Interest (as defined in the Indenture), Additional Interest (as defined in the Indenture) or Liquidated Damages (as defined in the Indenture). A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and, for any period shorter than a full calendar month, the actual number of days elapsed per 30-day month.

     (b) Distributions on the Securities will be cumulative, will accrue from February 10, 1998 and will be payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 1998, when, as and if available for payment, except as otherwise described below. So long as the Debenture Issuer shall not be in default on the payment of interest with respect to the Debentures, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period on the Debentures for successive periods not exceeding 20 consecutive quarters (each an "Extension Period").
          No Extension Period shall extend beyond the maturity date of the Debentures or end on other than a Distribution payment date. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. In the event that the Debenture Issuer exercises this right, then (a) the Debenture Issuer shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (x)(i) purchases or acquisitions of shares of the Debenture Issuer's capital stock (or capital stock equivalents) in connection with the satisfaction by the Debenture Issuer of its obligations under any officers, directors or employee benefit plans (or any options or other instruments issued thereunder) or the satisfaction by the Debenture Issuer of its obligations pursuant to any contract or security requiring the Debenture Issuer to purchase shares of the Debenture Issuer's capital stock (or capital stock equivalents), (ii) purchases of shares of the Debenture Issuer's capital stock (or capital stock equivalents) from officers, directors or employees of the Debenture Issuer or its subsidiaries pursuant to employment agreements or upon termination of employment or retirement, (iii) as a result of a reclassification, combination or subdivision of the Debenture Issuer's capital stock or the exchange or conversion of one class or series of the Debenture Issuer's capital stock for another class or series of the Debenture Issuer's capital stock, (iv) dividends or distribution in shares of its capital stock of the same class on which such dividend or distribution is being made and conversions or exchanges of common stock of one class into common stock of another class, (v) the purchase of fractional interests in shares of the Debenture Issuer's capital stick pursuant to the conversion or exchange provisions of such capital stock or any security being converted or exchanged, (vi) purchases or other acquisitions of common stock in connection with a dividend reinvestment or other similar plan, or (vii) any dividend or distribution of capital stock (or capital stock equivalents) in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, or (y) guarantee payments made with respect to any of the foregoing), (b) the Debenture Issuer shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Debenture Issuer that rank pari passu with or junior to the Debentures and (c) the Debenture Issuer shall not make any guarantee payments with respect to the foregoing (other than pursuant to the Guarantee or the Debenture Issuer's guarantee of the Common Securities). Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period together with all such further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity date of the Debentures or end on other than a Distribution payment date. No interest shall be due and payable during an Extension Period, except at the end thereof, but the Debenture Issuer may prepay at any time all or any portion of the interest accrued during an Extension Period. If Distributions are deferred as aforesaid, the deferred accumulated Distributions and, to the extent permitted by applicable law, accrued and unpaid interest thereon shall be payable to Holders as they appear on the books and records of the Trust at the close of business on the related record date for the Distribution payment date upon which the Extension Period terminates. Upon the termination of any Extension Period and the payment of all amounts then due on the Debentures, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the relevant record dates. Subject to any applicable laws and regulations and the provisions of the Declaration, the relevant record date in respect of Preferred Securities will be 15 days prior to the relevant payment dates (whether or not such date is a Business
          Day). Distributions payable on Preferred Securities which are held in book-entry form through the Depository Company (the "Depository") will be made as described under the heading "Description of the Preferred Securities -- Book-Entry Only Issuance; The Depository Trust Company" in the Offering Memorandum. Distributions payable on Preferred Securities which are not in book-entry form may be made at the option of the Trust by check mailed to the address of the holder entitled thereto or by wire transfer to an account in the United States appropriately designated by the holder entitled thereto prior to the record date for the corresponding Distribution payment date; provided that such payment shall be made by wire transfer if such instructions are given by a Holder of Preferred Securities having an aggregate liquidation amount of $1,000,000 or more. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture; PROVIDED, HOWEVER, that distributions shall not be considered payable on any distribution payment date falling within an Extension Period unless the Debenture Issuer has elected to make a full or partial payment of interest accrued on the Debentures on such distribution payment date. Such distributions will be paid through the Property Trustee, who will hold amounts received in respect of the Debentures for the benefit of the Holders. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) In the event of the election of the Holder to convert its Securities through the Conversion Agent into Common Stock, $1.00 par value per share, of the Sponsor ("Fleetwood Common Stock"), Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such Securities on the corresponding Distribution payment date notwithstanding the conversion of such Securities following such record date but prior to such distribution payment date. Except as provided in the immediately preceding sentence, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment for any accumulated and unpaid Distributions whether or not in arrears. The Sponsor will make no payment or allowance for distributions on the shares of Fleetwood Common Stock issued upon such conversion, except to the extent that such shares of Fleetwood Common Stock are held of record on the record date for any such distributions.

     (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3.   LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

          In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Securities on the date of the dissolution will be entitled to receive out of the assets of the Trust available for distribution, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, an amount equal to the aggregate of the stated liquidation amount of $50 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless such dissolution occurs in connection with a Special Event in which, in accordance with Section 4(c), Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

          If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis, except that if a Declaration Event of Default has occurred and is continuing, the Preferred Securities shall have a preference over the Common Securities with regard to such Liquidation Distribution.

4.   REDEMPTION AND DISTRIBUTION.

     (a) Upon the repayment or payment of the Debentures in whole or in part, whether at maturity or upon acceleration, redemption or otherwise, the proceeds from such repayment or redemption shall be simultaneously applied to the extent of such proceeds to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at the redemption price of the Debentures together with accrued and unpaid Distributions thereon through the date of the redemption, payable in cash (the "Redemption Price"). Except in the case of redemption upon maturity of the Debentures, Holders will be given not less than 30 nor more than 60 days' notice of such redemption. The applicable redemption price per Preferred Security shall be equal to the redemption price per $50 principal amount of Debentures.

     (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be determined as described in Paragraph 4(e)(ii) below.

     (c) If, at any time, a Tax Event shall occur and be continuing the Regular Trustees may, with the prior written consent of the Sponsor, unless the Debentures are redeemed in the limited circumstances described below, dissolve the Trust and, after paying or making reasonable provisions to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, cause Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Tax Event (the "90 Day Period"); PROVIDED, HOWEVER, that such dissolution, liquidation and distribution shall be conditioned on (i) the Regular Trustees' receipt of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any income, gain or loss for United States federal income tax purposes as a result of such dissolution and distribution of Debentures, and (ii) the Trust being unable to avoid such Tax Event within such 90-day period by taking some ministerial action or pursuing some other reasonable measure that, in the sole judgment of the Sponsor, will have no adverse effect on the Trust, the Sponsor or the Holders of the Securities and will involve no material cost ("Ministerial Action").

          If (i) the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel (reasonably acceptable to the Regular Trustees) experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes on a current accrual basis (by reason of deferral, disallowance or otherwise), even after the Debentures were distributed to the Holders of Securities upon liquidation of the Trust as described in this paragraph 4(c) or (ii) the Regular Trustees shall have been informed by such tax counsel that it cannot deliver a No Recognition Opinion, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days' notice, and within 90 days following the occurrence of such Tax Event, to redeem the Debentures in whole or in part for cash, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the redemption date, within 90 days following the occurrence of a Tax Event, and, following such redemption, the Preferred Securities will be redeemed by the Trust at the liquidation amount of $50 per Preferred Security plus accumulated and unpaid Distributions; PROVIDED, HOWEVER, that, if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90-day period, the Tax Event by taking some Ministerial Action, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption. If the Sponsor declines to consent to such a dissolution of the Trust and distribution of the Debentures or declines to redeem to Debentures as described above, the Preferred Securities will remain outstanding.

     "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court or governmental or regulatory agency or authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination) or (c) any official interpretation or pronouncement by any legislative body, court or governmental or regulatory agency or authority that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced, in each case, on or after the date of the Offering Memorandum, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges or (iii) interest (including original issue discount) payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Debenture Issuer for United States federal income tax purposes on a current accrual basis (by reason of deferral, disallowance or otherwise).

          If, at any time, an Investment Company Event (as hereinafter defined) shall occur and be continuing, the Regular Trustees may, with the prior written consent of the Sponsor, dissolve the Trust and, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, cause the Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Investment Company Event.

          "Investment Company Event" means the Regular Trustees shall have obtained an opinion from independent counsel experienced in practice under the Investment Company Act of 1940, as amended (the "Investment Company Act"), to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, which change is enacted, promulgated, issued or becomes effective on or after the date of the Offering Memorandum (a "Change in Investment Company Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an investment company which is required to be registered under the Investment Company Act.

          After the date fixed for any distribution of Debentures: (i) the Preferred Securities will no longer be deemed to be outstanding, (ii) the Depositary Trust Company (the "Depositary") or its nominee (or any successor depositary or its nominee), as record Holder of Preferred Securities represented by global certificates, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Preferred Securities held by the Depositary or its nominee (or any successor depositary or its nominee), will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities, with an interest rate equal to the Coupon Rate and accrued and unpaid interest equal to accrued and unpaid Distributions on such Preferred Securities until such certificates are presented to the

Debenture Issuer or its agent for transfer, exchange or reissuance.

     (d) The Issuer shall not redeem fewer than all of the outstanding Preferred Securities unless all accrued and unpaid Distributions have been or contemporaneously are paid (or such payment is duly provided for) on all Preferred Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     (e)  REDEMPTION OR DISTRIBUTION PROCEDURES.

          (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust.
                 No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depositary (or any successor depositary) or any nominee, the distribution of the proceeds of such redemption will be made in accordance with the procedures of such agency or nominee.

          (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) with respect to Preferred Securities held in book-entry form, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depositary (or successor depositary) funds sufficient to pay the amount payable on redemption with respect to such Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the amount payable on redemption to the Holders of such Preferred Securities, and (B) with respect to Preferred Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Securities upon surrender of their certificates. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then, immediately prior to the close of business on the date fixed for redemption, Distributions will cease to accumulate and all rights of Holders of such Preferred Securities so called for redemption will cease, except the right of the Holders of such Preferred Securities to receive the Redemption Price, but without interest on such Redemption Price. If any date fixed for redemption of Preferred Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the redemption price in respect of any Preferred Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Preferred Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

          (iv) In the event of any redemption in part, the Trust shall not be required to (i) issue, register the transfer of or exchange any Security held in certificated form during a period beginning at the opening of business 15 days before any selection for redemption of Preferred Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all holders of Preferred Securities to be so redeemed or (ii) register the transfer of or exchange any Securities held in certificated form so selected for redemption, in whole or in part, except for the unredeemed portion of any Securities held in certificated form being redeemed in part.

          (v) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in the case of Preferred Securities held in book-entry form, the Depositary and, in the case of Securities held in certificated form, the Holders of such certificates and (B) in respect of the Common Securities, the Holder(s) thereof.

          (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.   CONVERSION RIGHTS.

     The Holders of Securities shall have the right at any time prior to the close of business on February 15, 2028 (or in the case of Preferred Securities called for redemption, prior to the close of business on the Business Day prior to the Redemption
     Date), at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Fleetwood Common Stock in the manner described herein on and subject to the following terms and conditions:

     (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Fleetwood Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Security per $50 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Fleetwood Common Stock at an initial rate of 1.02627 shares of Fleetwood Common Stock per $50 principal amount of Debentures (which is equivalent to a conversion price of $48.72 per share of Fleetwood Common Stock, subject to certain adjustments set forth in the terms of the Debentures (as so adjusted, the "Conversion Price")).

     (b) In order to convert Securities into Fleetwood Common Stock the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Fleetwood Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder, into Fleetwood Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Sponsor of the Holder's election to convert such Debentures into shares of Fleetwood Common Stock. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such securities on the corresponding Distribution payment date notwithstanding the conversion of such Securities following such record date but prior to such distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions whether or not in arrears accrued on the Securities surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Fleetwood Common Stock issued upon such conversion. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Fleetwood Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Fleetwood Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Sponsor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Fleetwood Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

     (c) Each Holder of a Security by his acceptance thereof appoints The Bank of New York, not in its individual capacity but solely as Trustee as conversion agent (the "Conversion Agent") for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Fleetwood Common Stock and thereupon to deliver such shares of Fleetwood Common Stock in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount provided, however, that the Conversion Agent shall not reflect any conversion of Securities if, after giving effect to such conversion, the aggregate liquidation amount of Common Securities outstanding shall be less than 3% of the aggregate liquidation amount of Securities.

     (d) No fractional shares of Fleetwood Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash by the Sponsor to the Trust in an amount equal to the Current Market Price of the fractional share of the Fleetwood Common Stock, which in turn will make such payment to the Holder or Holders of Securities so converted.

     (e) The Sponsor shall at all times reserve and keep available out of its authorized and unissued Fleetwood Common Stock, solely for issuance upon the conversion of the Debentures, such number of shares of Fleetwood Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Sponsor shall be entitled to deliver upon conversion of Debentures, shares of Fleetwood Common Stock reacquired and held in the treasury of the Sponsor (in lieu of the issuance of authorized and unissued shares of Fleetwood Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Fleetwood Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Fleetwood Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Sponsor and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Fleetwood Common Stock (and all requirements to list the Fleetwood Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable the Sponsor to lawfully issue Fleetwood Common Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver the Fleetwood Common Stock to each Holder upon conversion of the Securities.

     (f) The Sponsor will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Fleetwood Common Stock on conversion of Debentures and the delivery of the shares of Fleetwood Common Stock by the Trust upon conversion of the Securities. Fleetwood shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Fleetwood Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

     (g) Nothing in the preceding Paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or set forth in this Annex I to the Declaration or to the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

6.   VOTING RIGHTS - PREFERRED SECURITIES.

     (a) Except as provided under paragraph 6(b), in the Business Trust Act, in the Trust Indenture Act, and as otherwise required by law, the Holders of the Preferred Securities will have no voting rights. If at any time the Sponsor elects to defer payments of interest on the Debentures as set forth in this Annex I, the Holders of the Preferred Securities will have no right to appoint a special representative or trustee.

     (b) Subject to the requirements set forth in this paragraph, the Holders of a majority in liquidation amount of the Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 513 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures requiring the consent of the holders of the Debentures, PROVIDED, HOWEVER, that, if an event of default has occurred and is continuing under the

          Indenture, the holders of 25% of the aggregate liquidation amount of the Preferred Securities then outstanding may direct the Property Trustee to declare the principal and interest of the Debentures immediately due and payable; and provided, further, that where a consent or action under the Indenture would require the consent of (a) Holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures (a "Super-Majority") or (b) each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior consent of, in the case of clause (a) above, Holders of Preferred Securities representing at least such specified percentage of the aggregate liquidation amount of the Preferred Securities or, in the case of clause (b) above, each Holder of Preferred Securities affected thereby.

          The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Debt Trustee with respect to the Debentures. Such notice shall state that such event of default under the Indenture also constitutes an event of default under the Declaration. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Property Trustee shall not take any of the actions described in clause
          (i), (ii), (iii) or (iv) above unless the Property Trustee has obtained an opinion of nationally recognized tax counsel experienced in such matters to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for U.S. federal income tax purposes and each Holder will be treated as owning an undivided beneficial interest in the Debentures. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Preferred Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Debenture Issuer, to enforce the rights of the Property Trustee, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

          Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of

          Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

          Holders of Preferred Securities will have no rights to increase or decrease the number of the Regular Trustees or to appoint or remove the Regular Trustees, who may be appointed, removed or replaced solely by the Sponsor as the indirect or direct holder of all of the Common Securities.

7.   VOTING RIGHTS - COMMON SECURITIES.

     (a) Except as provided under paragraphs 7(b), (c) and 8 below, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

     (b)  The Holders of the Common Securities are entitled, in accordance with
          Article V of the Declaration, to vote to appoint, remove or replace any Trustee.

     (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy waivable to the Debenture Trustee, or exercising any trust or power conferred on the Property Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 606 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, PROVIDED, that where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has been provided with an opinion of independent tax counsel to the effect that, as a result of such action the Trust will not fail to be classified as a grantor trust or a partnership for United States federal income tax purposes and each Holder of Common Securities will be treated as owning undivided beneficial interests in the Debentures. If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Common Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Debenture Issuer, to enforce the Property Trustee's rights, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

8.   AMENDMENTS TO DECLARATION AND INDENTURE.

     (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66 2/3% in liquidation amount of the Securities affected thereby, PROVIDED, HOWEVER, that if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66 2/3% in liquidation amount of such class of Securities.

     (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; PROVIDED, HOWEVER, that where a consent under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Debentures (a "Super Majority"), the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Securities; PROVIDED, FURTHER, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 8(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust or partnership on account of such action. Notwithstanding the foregoing, no amendment or modification may be made to the Declaration if such amendment or modification would (i) cause the Trust to be classified for United States federal income tax purposes as other than a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act or cause the Trust to be deemed an "investment company" which is required to be registered under the 1940 Act.

9.   PRO RATA.

          A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, on any distribution date or redemption date an Event of Default under the Declaration has occurred and is continuing, in which case no payment of any distribution on, or amount payable upon redemption of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid distributions on all outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the amount payable upon redemption of the Preferred Securities, the full amount of such amount in respect of all outstanding Preferred Securities shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the amount payable upon redemption of Preferred Securities then due and payable.

10.  RANKING.

          The Preferred Securities rank PARI PASSU and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

11.  ACCEPTANCE OF SECURITIES GUARANTEE AND INDENTURE.

          Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

12.  NO PREEMPTIVE RIGHTS.

          The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.


13.  MISCELLANEOUS.

          These terms constitute a part of the Declaration.

          The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                     EXHIBIT A-1

                              FORM OF PREFERRED SECURITY

                              [FORM OF FACE OF SECURITY]

     [Include the following Restricted Securities Legend on all Preferred Securities, including Rule 144A Global Preferred Securities, Regulation S Global Preferred Securities, and Restricted Definitive Preferred Securities, unless otherwise determined by the Sponsor in accordance with applicable law -THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH FLEETWOOD ENTERPRISES, INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THE SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE"), ONLY
(A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT.


                                         A1-1

THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          [Include if Preferred Security is a Regulation S Definitive Preferred Security or any other Security issued in respect of a Preferred Security initially issued in reliance on Regulation S under the Securities Act --SUBSEQUENT TRANSFERS OF THIS SECURITY (OR ANY OTHER SECURITY REFERRED TO ABOVE) AND REGISTRATION OF SUCH TRANSFERS ARE SUBJECT TO THE PRIOR
SATISFACTION OF THE CERTIFICATION REQUIREMENTS AS THE REGISTRAR OR TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

          [Include if Preferred Security is Restricted Definitive Preferred Security -- IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

          [Include if Preferred Security is in global form and The Depository Trust Company is the U.S. Depository -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          [Include if Preferred Security is in global form -- TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]


                                         A1-2

Certificate Number                                Number of Preferred Securities

                                     $_____________ Aggregate Liquidation Amount

                                                              CUSIP NO.  [     ]

                                 Preferred Securities

                                          of

                               Fleetwood Capital Trust

                      6% Convertible Trust Preferred Securities
                   (liquidation amount $50 per Preferred Security)


          Fleetwood Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that




(the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6% Convertible Trust Preferred Securities (liquidation amount $50 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of February 10, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meanings given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

          Reference is hereby made to select provisions of the Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.


                                         A1-3

          By acceptance of this Preferred Security, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

          By acceptance of this Preferred Security, the Holder agrees to be bound by the terms of the Registration Rights Agreement relating to the Preferred Securities and the Fleetwood Common Stock issuable upon conversion thereof.

          Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trust has executed this certificate this 10th day of February, 1998.

                    Fleetwood Capital Trust

                    By:
                        -----------------------------------
                           Paul M. Bingham
                    Title: Regular Trustee






                   PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:  February 10, 1998

                                                  The Bank of New York,
                                                  not in its individual capacity
                                                  but solely as Property Trustee

                                                  By:
                                                     ---------------------------
                                                       Authorized Signatory


                                         A1-4

                            [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Preferred Security will be fixed at a rate per annum of 6% (the "Coupon Rate") of the stated liquidation amount of $50 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor.
The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period of less than a full calendar month, the actual number of days elapsed in such month.

          Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 1998, to Holders of record on the date 15 days prior to such payment dates (whether or not such day is a Business Day) which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; PROVIDED THAT such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          The Preferred Securities shall be redeemable as provided in the Declaration.


                                         A1-5

          The Preferred Securities shall be convertible into shares of common stock of Fleetwood Enterprises, Inc. ("Fleetwood Common Stock"), through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Fleetwood Common Stock, in the manner and according to the terms set forth in the Declaration.


                                         A1-6

                                  CONVERSION REQUEST

To:  The Bank of New York,
     not in its individual
     capacity but solely
     as Property Trustee of
     Fleetwood Capital Trust


          The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of FLEETWOOD ENTERPRISES, INC. (the "Fleetwood Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of February 10, 1998, by and among Paul M. Bingham, Lyle N. Larkin and Nelson W. Potter, as Regular Trustees, The Bank of New York (Delaware), not in its individual capacity but solely as Delaware Trustee, The Bank of New York, not in its individual capacity but solely as Property Trustee, and Fleetwood Enterprises, Inc., as Sponsor. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Fleetwood Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth as Annex I to the Declaration).

          The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


                                         A1-7

          Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Preferred Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Fleetwood Common Stock issuable upon conversion of the Preferred Securities.

Date:                   ,
          --------------  ----
     in whole __                        in part __
                                        Number of Preferred Securities to be
                                        converted:
                                                   --------------

                                        If a name or names other than the
                                        undersigned, please indicate in the
                                        spaces below the name or names in which
                                        the shares of Fleetwood Common Stock are to be issued, along with the address or addresses of such person or persons

------------------------------------

------------------------------------

------------------------------------

------------------------------------

------------------------------------

------------------------------------


------------------------------------
Signature (for conversion only)

Please Print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number

-------------------------------------

-------------------------------------

-------------------------------------
Signature Guarantee:**
                      ---------------

--------------------
** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan
                                                                 (continued...)


                                         A1-8

                                      ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      (Insert address and zip code of assignee)


and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
agent to transfer this Preferred Security on the books of the Trust. The agent may substitute another to act for him or her.

Date:
       ----------------------

Signature:
           ------------------
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee **

------------------------------------------



-------------------
(...continued)
     association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                         A1-9

                                ---------------------

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF RESTRICTED PREFERRED SECURITIES

This certificate relates to ___________________ Preferred Securities held in (check applicable space) ___ book-entry or ___ definitive form by the undersigned.

(A)  The undersigned (check one box below):

/ / has requested the Property Trustee by written order to deliver in exchange for its beneficial interest in the Rule 144A Global Preferred Security held by the Depositary a Preferred Security or Preferred Securities in definitive, registered form in such number equal to its beneficial interest in such Rule 144A Global Preferred Security (or the number thereof indicated above); or

/ / has requested the Property Trustee by written order to exchange its Preferred Security in definitive registered form for an interest in the Rule 144A Global Preferred Security held by the Depositary in such number equal to number of Preferred Securities in definitive registered form so held; or

/ / has requested the Property Trustee by written order to exchange or register the transfer of a Preferred Security or Preferred Securities.

(B) The undersigned confirms that such Securities are being (check one box below):

     (1) / / acquired for the undersigned's own account, without transfer (in satisfaction of Section 9.2(d)(ii)(A); or

     (2) / / pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3) / / pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4)  / /  pursuant to Rule 144 of the Securities Act of 1933.
Unless one of the boxes in (B) above is checked, the Property Trustee will refuse to register any of the Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED, HOWEVER, that if box (3) or (4) is checked, the Property Trustee may require, prior to registering any such transfer of the Preferred Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that


                                        A1-10
such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                             -----------------------------------
                                                          Signature

Signature Guarantee:***

----------------------------                 -----------------------------------
Signature must be guaranteed                 Signature
--------------------------------------------------------------------------------

                TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing these Preferred Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
        -----------------                         ------------------------------
                                                  NOTICE:   To be executed by an
                                                            executive officer




-------------------
*** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                        A1-11

                                     EXHIBIT A-2

                         FORM OF EXCHANGED PREFERRED SECURITY

                              [FORM OF FACE OF SECURITY]

          [Include if Preferred Security is in global form and the Depository Trust Company is the U.S. Depositary -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          [Include if Preferred Security is in global form -- TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]

Certificate Number                                Number of Preferred Securities

                      $____________ Aggregate Liquidation Amount

                                                                CUSIP NO. [    ]

                                 Preferred Securities

                                          of

                               Fleetwood Capital Trust

                         6% Convertible Preferred Securities
                   (liquidation amount $50 per Preferred Security)

                         Fleetwood Capital Trust, a statutory
            business trust formed under the laws of the State of Delaware
                         (the "Trust"), hereby certifies that



--------------------------------------------------------------------------------


                                         A2-1

(the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6% Convertible Trust Preferred Securities (liquidation amount $50 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of February 10, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.
The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

          Reference is hereby made to select provisions of the Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.


                                         A2-2

          Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trust has executed this certificate this 10th day of February, 1998.

                                             Fleetwood Capital Trust

                                             By:
                                                  ------------------------------
                                                  Name:  Paul M. Bingham
                                                  Title: Regular Trustee









                   PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:  February 10, 1998

                                                  The Bank of New York,
                                                  not in its individual capacity
                                                  but solely as Property Trustee


                                             By:
                                                  ------------------------------
                                                       Authorized Signatory


                                         A2-3

                            [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Preferred Security will be fixed at a rate per annum of 6% (the "Coupon Rate") of the stated liquidation amount of $50 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor.
The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period of less than a full calendar month, the actual number of days elapsed in such month.

          Except as otherwise described below and in the Declaration, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 1998, to Holders of record on the date 15 days prior to such payment dates (whether or not such day is a Business Day), which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; PROVIDED THAT such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          The Preferred Securities shall be redeemable as provided in the Declaration.


                                         A2-4

          The Preferred Securities shall be convertible into shares of Common Stock of Fleetwood Enterprises, Inc. ("Fleetwood Common Stock"), through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Fleetwood Common Stock, in the manner and according to the terms set forth in the Declaration.


                                         A2-5

                                  CONVERSION REQUEST

To: The Bank of New York, not in its individual capacity but solely as Property Trustee of Fleetwood Capital Trust

          The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of Fleetwood Enterprises, Inc. (the "Fleetwood Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of February 10, 1998, by and among Paul M. Bingham, Lyle N. Larkin and Nelson W. Potter, as Regular Trustees, The Bank of New York (Delaware), not in its individual capacity but solely as Delaware Trustee, The Bank of New York, not in its individual capacity but solely as Property Trustee and Fleetwood Enterprises, Inc., as Sponsor.
Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in Annex I to the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Fleetwood Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth as Annex I to the Declaration).

          The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


                                         A2-6

          Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Preferred Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Fleetwood Common Stock issuable upon conversion of the Preferred Securities.

Date:           ,
      ----------  ----

     in whole __                        in part __
                                        Number of Preferred Securities to be
                                        converted:
                                                   --------------

                                        If a name or names other than the
                                        undersigned, please indicate in the
                                        spaces below the name or names in which
                                        the shares of Fleetwood Common Stock are to be issued, along with the address or addresses of such person or persons

                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------


                                   ------------------------------------
                                   Signature (for conversion only)

                                        Please Print or Typewrite Name and
                                        Address, Including Zip Code, and Social
                                        Security or Other Identifying Number

                                   -------------------------------------

                                   -------------------------------------

                                   -------------------------------------

                                   Signature Guarantee:****
---------------



----------------------
**** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                         A2-7

                                   ----------------

                                      ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      (Insert address and zip code of assignee)


and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
agent to transfer this Preferred Security on the books of the Trust. The agent may substitute another to act for him or her.

Date:
       ----------------------

Signature:
           ------------------
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee *****:

---------------------------------------

---------------------
***** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                         A2-8

                                     EXHIBIT A-3

                               FORM OF COMMON SECURITY

                              [FORM OF FACE OF SECURITY]

          THE COMMON SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE CONVERTIBLE SUBORDINATED DEBENTURES UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED AND THE LAST DATE ON WHICH FLEETWOOD ENTERPRISES, INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE COMMON SECURITY EVIDENCED HEREBY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
     (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND


                                         A3-1

     DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.


                                         A3-2

Certificate Number                                   Number of Common Securities

                      $____________ Aggregate Liquidation Amount

                                  Common Securities

                                          of

                               Fleetwood Capital Trust

                           6% Convertible Common Securities
               (liquidation amount $50 per Convertible Common Security)

                         Fleetwood Capital Trust, a statutory
            business trust formed under the laws of the State of Delaware
                         (the "Trust"), hereby certifies that


--------------------------------------------------------------------------------
(the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6% Convertible Common Securities (liquidation amount $50 per Convertible Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the


                                         A3-3

Amended and Restated Declaration of Trust of the Trust dated as of February 10, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Reference is hereby made to select provisions of the Common Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

          Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat for United States federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this 10th day of February, 1998.

                                             Fleetwood Capital Trust


                                             By:
                                                  ------------------------------
                                                  Name:  Paul M. Bingham
                                                  Title: Regular Trustee


                                         A3-4

                            [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Common Security will be fixed at a rate per annum of 6% (the "Coupon Rate") of the stated liquidation amount of $50 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period of less than a full month, the actual number of days elapsed in such month.

          Except as otherwise described below and in the Declaration, distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 1998, to Holders of record on the date 15 days prior to such payment dates (whether or not such day is a Business Day), which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; PROVIDED THAT such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.


                                         A3-5

          The Common Securities shall be redeemable as provided in the Declaration.

          The Common Securities shall be convertible into shares of Common Stock of Fleetwood Enterprises, Inc. ("Fleetwood Common Stock") through (i) the exchange of Common Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Fleetwood Common Stock, in the manner and according to the terms set forth in the Declaration.


                                         A3-6

                                  CONVERSION REQUEST

To:  The Bank of New York,
     not in its individual
     capacity but solely as
     Property Trustee of
     Fleetwood Capital Trust


          The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Common Stock of Fleetwood Enterprises, Inc. (the "Fleetwood Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of February 10, 1998, by and among Paul M. Bingham, Lyle N. Larkin and Nelson W. Potter, as Regular Trustees, The Bank of New York (Delaware), not in its individual capacity but solely as Delaware Trustee, The Bank of New York, not in its individual capacity but solely as Property Trustee, and Fleetwood Enterprises, Inc., as Sponsor. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in Annex I to the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Fleetwood Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Declaration).

          The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


                                         A3-7

           Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Common Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Fleetwood Common Stock issuable upon conversion of the Common Securities.

Date:              ,
      -------------  ----

     in whole __                        in part __
                                        Number of Preferred Securities to be
                                        converted:

                                        --------------

                                        If a name or names other than the
                                        undersigned, please indicate in the
                                        spaces below the name or names in which
                                        the shares of Fleetwood Common Stock are to be issued, along with the address or addresses of such person or persons

                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------


                                   ------------------------------------
                                   Signature (for conversion only)

                                        Please Print or Typewrite Name and
                                        Address, Including Zip Code, and Social
                                        Security or Other Identifying Number

                                   -------------------------------------

                                   -------------------------------------

                                   -------------------------------------

                                   Signature
Guarantee:******
                ----------------
----------------------
****** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in
                                                                 (continued...)


                                         A3-8

                                 -------------------

                                      ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      (Insert address and zip code of assignee)


and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
agent to transfer this Preferred Security on the books of the Trust. The agent may substitute another to act for him or her.

Date:
       ----------------------

Signature:
           ------------------
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee *******:

--------------------------------------


---------------------

******(...continued)
        accordance with the Securities Exchange Act of 1934, as amended.)

******* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                         A3-9